                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 26, 1997

                          IKON Office Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


                 OHIO            File No. 1-5964        23-0334400
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              (State or other    (Commission File   (IRS Employer
              jurisdiction of    Number)            Identification
              incorporation)                        Number)


          P.O. Box 834, Valley Forge, Pennsylvania              19482
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       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On September 26, 1997, the Registrant issued a press release indicating that it plans to release fourth quarter and fiscal 1997 earnings on October 15, 1997, and indicating that the Registrant expects earnings per share from continuing operations, excluding transformation charges, to be within the range of $.33-.36 for the quarter.

     The Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to successfully managing an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to the Registrant, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues associated with a large-scale transformation project; debt service requirements (including sensitivity to fluctuation in interest rates); and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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              (c)  Exhibits.
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              (99) Press Release dated September 26, 1997
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                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     IKON OFFICE SOLUTIONS, INC.



                                     By: /s/ Michael J. Dillon
                                        --------------------------------
                                             Michael J. Dillon
                                             Vice President and Controller



Dated: September 26, 1997
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                                Index to Exhibit
                                ----------------



       (99)  Press Release Dated September 26, 1997